UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2004

SEASIDE EXPLORATION, INC.

(Exact name of registrant as specified in charter)

NEVADA	333-99455	32-0027992
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

2950 E. Flamingo Rd., Suite B-A1
Las Vegas, Nevada	89121
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (702) 866-5833

THE FLOWER VALET

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On December 20, 2004, we held our annual meeting of stockholders. Christine Szymarek, our then sole Director did not stand for re-election to our Board of Directors. Ms. Szymarek wanted to pursue other business opportunities.

At a Board of Directors meeting held on December 22, 2004, Daniel Meyer was appointed as our President, Secretary, Treasurer and Principal Accounting Officer. On December 20, 2004, Mr. Meyer was elected as our sole Director by our stockholders at our annual meeting.

From November 2003 to Present, Mr. Meyer was self employed as a financial consultant.

From April 2003 to November 2003, Mr. Meyer was Vice President of Operations for Canada's Choice at Home'n Officer Inc., a division of Canada's Choice Spring Water Co. Mr. Meyer was responsible for all operations, marketing and client relationship management for Northern Alberta.

From 1994 to 2003 Mr. Meyer was president and principle stockholder of Canyon Springs Water Co. Ltd, a private Alberta bottled water company. Mr. Meyer was responsible for overseeing all aspects of the business, including client relations, marketing, strategic planning, transportation and financial and business development. Under Mr. Meyer's management, Canyon Springs grew to be one of the largest bottled water companies in Alberta, packaging both wholesale and retail water products for distribution to home, office, major grocery chains and other major distribution plants such as Dairyland Alberta. Canyon Springs had offices in Edmonton and Calgary. The company was purchased by Canada's Choice in 2003.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On December 20, 2004, at the annual meeting of stockholders, our stockholders approved an amendment to our Articles of Incorporation, attached hereto as Exhibit 3i; changing our name from The Flower Valet to Seaside Exploration, Inc.

Section 8 - Other Events

Annual Meeting of Stockholders

We held our annual meeting of stockholders on December 20, 2004. Business conducted at the meeting included the following:

  To elect a new director to serve until the next annual meeting or until his successors are elected and qualified; Daniel Meyer was elected to serve as our sole director.

  To amend our Articles of Incorporation to change our name to Seaside Exploration, Inc.;

  To confirm the reaffirmation of Beckstead & Watts LLP as our independent auditors;

  To schedule the next annual meeting of stockholders.

Each share of Common Stock was entitled to one vote. Only stockholders of record at the close of business on December 8, 2004 were entitled to vote. The number of outstanding shares at the time was 6,500,000 held by approximately 79 stockholders. The required quorum of stockholders was present at this meeting.

OTC:BB Symbol Change

On December 31, 2004, In conjunction with the name change referenced above, on our OTC:BB trading symbol changed to "SSDX".

Press Release

On January 4, 2005, we issued a press release announcing our name change, OTC:BB symbol change and the election of Daniel Meyer as our sole Director. A copy of the press release is attached hereto as Exhibit 99.

Section 9 - Financial Statements and Exhibits

EXHIBITS

Ex-3i Amended and Restated Articles of Incorporation changing the Registrant's name to Seaside Exploration, Inc.

Ex-99 Press Release dated January 4, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SEASIDE EXPLORATION, INC.

By: /s/ Daniel Meyer

Daniel Meyer, President

Date: January 4, 2005